UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES

Investment Company Act file number  811-08637
                              ---------------
The Pacific Corporate Group Private Equity Fund
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 200, La Jolla, California             92037
--------------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip code)

             The Corporation Trust Company
                Corporation Trust Center
                   1209 Orange Street
              Wilmington, Delaware 19801
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:  (858) 456-6000
                                               --------------------
Date of fiscal year end:   3/31/06
                       -----------
Date of reporting period:   3/31/06
                        -----------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.. 3507.

ITEM 1.  Reports to Shareholders








THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND

Consolidated Financial Statements
and Report of Independent Registered
Public Accounting Firm

For the Year Ended March 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Pacific Corporate Group Private Equity Fund

     We have audited the accompanying consolidated balance sheet of The Pacific Corporate Group Private Equity Fund (the "Trust"), including the consolidated schedule of portfolio investments, as of March 31, 2006, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in shareholders' equity for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and investment funds owned as of March 31, 2006, by correspondence with the custodian and general partners of such investment funds; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Pacific Corporate Group Private Equity Fund as of March 31, 2006, and the results of its operations, and its cash flows for the year then ended, the changes in its shareholders' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 2, the consolidated financial statements include securities valued at $38,631,150 as of March 31, 2006 representing 84.1% of shareholders' equity, whose values have been estimated by the Adviser Trustee in the absence of readily ascertainable market values. We have reviewed the procedures used by the Adviser Trustee in arriving at its estimate of value of such investments and have inspected the underlying documentation, and in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


/s/ Deloitte & Touche LLP
Parsippany, New Jersey
May 26, 2006

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET
March 31, 2006


Assets

Portfolio investments at fair value (cost $33,304,533)                                                  $     38,631,150
Cash                                                                                                           7,123,587
Deposits in escrow (net of reserve of $226,028)                                                                  226,028
Deferred compensation plan assets, at market value                                                               198,585
Accrued interest receivable                                                                                       32,990
Foreign withholding taxes due from partners                                                                       41,600
Prepaid expenses and other assets                                                                                 29,542
                                                                                                        ----------------

Total Assets                                                                                            $     46,283,482
                                                                                                        ================


Liabilities and Shareholders' Equity

Liabilities:
Deferred compensation plan - due to Independent Trustees                                                $        198,585
Accounts payable and accrued expenses:
    Legal                                                                                                         44,146
    Audit and tax                                                                                                 77,375
    Management fees                                                                                                9,982
    Due to Independent Trustees                                                                                    9,062
    Other                                                                                                         13,082
                                                                                                        ----------------
   Total liabilities                                                                                             352,232
                                                                                                        ----------------

Shareholders' equity:
Shares of beneficial interest, 108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)                                                                                     211,355
Beneficial Shareholders (108,159.8075 shares)                                                                 45,719,895
                                                                                                        ----------------
   Total shareholders' equity                                                                                 45,931,250
                                                                                                        ----------------

Total Liabilities and Shareholders' Equity                                                              $     46,283,482
                                                                                                        ================

Net asset value per share                                                                               $         422.71
                                                                                                        ================



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2006


Investment Income and Expenses

Interest from short-term investments                                                                     $       409,877
Interest from Direct Investments                                                                                   8,857
Interest from accretion of discount on debt securities                                                            18,145
                                                                                                         ---------------
   Total income                                                                                                  436,879
                                                                                                         ---------------

Expenses:
Management fee                                                                                                   610,534
Legal fees                                                                                                       228,917
Audit and tax fees                                                                                               119,579
Administrative fees                                                                                              106,781
Independent Trustee fees                                                                                          55,272
Insurance expense                                                                                                 78,251
Other expenses                                                                                                    38,436
                                                                                                         ---------------
   Total expenses                                                                                              1,237,770
                                                                                                         ---------------

   Net investment loss                                                                                          (800,891)
                                                                                                         ---------------

Net Change in Shareholders' Equity from Portfolio Investments

Change in net unrealized depreciation of Direct Investments                                                   (2,219,116)
Net realized gain from Direct Investments                                                                      3,250,856
                                                                                                         ---------------
   Net change in net assets from Direct Investments                                                            1,031,740
                                                                                                         ---------------

Change in net unrealized appreciation of Distributed Investments                                                  38,846
Net realized loss from Distributed Investments                                                                  (269,578)
                                                                                                         ---------------
   Net change in net assets from Distributed Investments                                                        (230,732)
                                                                                                         ---------------

Change in net unrealized appreciation of Indirect Investments                                                 10,213,468
Expenses paid in connection with Indirect Investments                                                            (21,437)
Distributions of realized gain and income received from
   Indirect Investments                                                                                       12,615,295
Realized loss from write-off of Indirect Investments                                                         (12,070,000)
                                                                                                         ---------------
   Net change in net assets from Indirect Investments                                                         10,737,326
                                                                                                         ---------------

Net Increase in Shareholders' Equity from Operations                                                     $    10,737,443
                                                                                                         ===============

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
For the Year Ended March 31, 2006


                                                                Adviser              Beneficial
                                                                Trustee             Shareholders                Total

Shareholders' equity as of April 1, 2005                    $       341,946       $      73,969,393      $      74,311,339
                                                            ---------------       -----------------      -----------------

Increase (decrease) in shareholders' equity from operations:
   Net investment loss                                               (3,685)               (797,206)              (800,891)
   Realized loss from investments - net                             (41,921)             (9,068,238)            (9,110,159)
   Distributions of realized gain and income
     received from Indirect Investments - net                        58,050              12,557,245             12,615,295
   Change in unrealized appreciation
     on investments - net                                            36,965               7,996,233              8,033,198
                                                            ---------------       -----------------      -----------------
Net increase in shareholders' equity
 from operations                                                     49,409              10,688,034             10,737,443
                                                            ---------------       -----------------      -----------------

Distributions to shareholders: (C)
   Return of capital distributions                                  (94,215)            (20,380,553)           (20,474,768)
   Realized gain distributions                                      (85,785)            (18,556,979)           (18,642,764)
                                                            ---------------       -----------------      -----------------
Total distributions to shareholders                                (180,000)            (38,937,532)           (39,117,532)
                                                            ---------------       -----------------      -----------------

   Total decrease in shareholders' equity                          (130,591)            (28,249,498)           (28,380,089)
                                                            ---------------       -----------------      -----------------

Shareholders' equity as of March 31, 2006(A)                $       211,355       $      45,719,895(B)   $      45,931,250
                                                            ===============       =================      =================

     (A) Shareholders' equity is equivalent to the net assets of the Trust.

     (B) The net asset value per share of beneficial interest was $422.71 as of March 31, 2006. Additionally, from February 9, 1998 (commencement of operations) through March 31, 2006, the Trust made cash distributions to Beneficial Shareholders totaling $781.00 per share of beneficial interest.

     (C) The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.





The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
For the Year Ended March 31, 2005


                                                                Adviser              Beneficial
                                                                Trustee             Shareholders                Total

Shareholders' equity as of April 1, 2004                    $       359,560       $      77,779,659      $      78,139,219
                                                            ---------------       -----------------      -----------------

Increase (decrease) in shareholders' equity from operations:
   Net investment loss                                               (5,452)             (1,179,301)            (1,184,753)
   Realized loss from investments - net                             (22,300)             (4,823,894)            (4,846,194)
   Distributions of realized gain and income
     received from Indirect Investments - net                        52,289              11,311,060             11,363,349
   Change in unrealized appreciation
     on investments - net                                            45,849               9,917,995              9,963,844
                                                            ---------------       -----------------      -----------------
Net increase in shareholders' equity
 from operations                                                     70,386              15,225,860             15,296,246
                                                            ---------------       -----------------      -----------------

Distributions to shareholders:
   Return of capital distributions                                  (46,980)            (10,162,695)           (10,209,675)
   Realized gain distributions                                      (41,020)             (8,873,431)            (8,914,451)
                                                            ---------------       -----------------      -----------------
Total distributions to shareholders                                 (88,000)            (19,036,126)           (19,124,126)
                                                            ---------------       -----------------      -----------------

   Total decrease in shareholders' equity                           (17,614)             (3,810,266)            (3,827,880)
                                                            ---------------       -----------------      -----------------

Shareholders' equity as of March 31, 2005                   $       341,946       $      73,969,393      $      74,311,339
                                                            ===============       =================      =================





The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2006

Cash Flows From Operating Activities

Net increase in shareholders' equity from operations                                                     $     10,737,443

Adjustments to reconcile net increase in shareholders' equity from operations to net cash provided by operating activities:

Change in net unrealized appreciation of investments                                                           (8,033,198)
Capital contributed to Indirect Investments                                                                    (1,243,891)
Return of capital distributions received from Indirect Investments                                             10,111,439
Net realized loss from investments                                                                              9,088,722
Proceeds from sale of Direct Investment                                                                         6,291,429
Proceeds from the sale of Distributed Investments                                                                 632,264
Accretion of discount on debt securities                                                                          (18,145)
Decrease in accrued interest receivable                                                                             8,205
Increase in prepaid expenses and other assets                                                                      (1,076)
Increase in deferred compensation assets                                                                          (46,571)
Increase in accounts payable and accrued expenses                                                                  70,967
                                                                                                         ----------------
Net cash provided by operating activities                                                                      27,597,588
                                                                                                         ----------------

Cash Flows Used for Financing Activities

Cash distributions paid to shareholders                                                                       (39,117,532)
                                                                                                         ----------------

Decrease in cash                                                                                              (11,519,944)
Cash at beginning of period                                                                                    18,643,531
                                                                                                         ----------------

Cash at End of Period                                                                                    $      7,123,587
                                                                                                         ================

Supplemental disclosure of non-cash operating activity:

In-kind distributions received from Indirect Investments                                                 $        862,996
                                                                                                         ================



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
As of March 31, 2006

                                                                                                      Fair Value      Fair Value
                                                                    Principal                            % of            as a
                                                                     Amount/                         Shareholders'       % of
                                                                      Cost          Fair Value          Equity          Net Assets

Direct Investments:

Manufacturing:
   ADCO Global, Inc.
   Raleigh, NC
   Adhesives, sealants and coatings
   8,638 shares of redeemable exchangeable
     cumulative preferred stock                                 $      863,700    $    1,200,000
   1,000 shares of common stock                                      1,000,000         1,000,000
                                                                --------------    --------------

       Total Manufacturing                                           1,863,700         2,200,000          4.79%             4.79%
                                                                --------------    --------------       --------         ---------

Telecommunications:
   Integra Telecom, Inc.
   Portland, OR
   Facilities-based, integrated communications provider
       4,000,000 shares of Series F preferred stock                  1,000,000                 0
   Warrant to purchase 71,222 shares of Class A voting
     common stock at $.05 per share, expiring 1/14/10                        0                 0
   185,000 shares of Series H preferred stock                          185,000           555,000
   Warrant to purchase 637,788 shares of Class A voting
     common stock at $.0005 per share, expiring 7/03/12                      0                 0
                                                                --------------    --------------

       Total Telecommunications                                      1,185,000           555,000          1.21%             1.21%
                                                                --------------    --------------       --------         ---------

Total Direct Investments  (A)                                        3,048,700         2,755,000          6.00%             6.00%
                                                                --------------    --------------       --------         ---------

Indirect Investments:

International:
   CVC European Equity Partners II L.P.                              2,116,620         2,842,865          6.19%           6.19%
   $7,500,000 original capital commitment
   .397% limited partnership interest

   Hicks, Muse, Tate & Furst Latin America Fund, L.P.                1,142,413         1,150,831          2.51%           2.51%
                                                                --------------    --------------       --------        --------
   $2,500,000 original capital commitment
   .260% limited partnership interest

       Total International                                           3,259,033         3,993,696          8.70%           8.70%
                                                                --------------    --------------       --------        --------

Large Corporate Restructuring:
   Apollo Investment Fund IV, L.P.                                   2,086,976         3,692,775          8.04%           8.04%
   $5,000,000 original capital commitment
   .139% limited partnership interest

   Hicks, Muse, Tate & Furst Equity Fund IV, L.P. (B)                  628,971           580,106          1.26%           1.26%
                                                                --------------    --------------       --------        --------
   $5,000,000 original capital commitment
   .124% limited partnership interest

       Total Large Corporate Restructuring                           2,715,947         4,272,881          9.30%           9.30%
                                                                --------------    --------------       --------        --------


THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2006

                                                                                                      Fair Value      Fair Value
                                                                    Principal                            % of            as a
                                                                     Amount/                         Shareholders'       % of
                                                                      Cost          Fair Value          Equity          Net Assets

Medium Corporate Restructuring:
   Aurora Equity Partners II L.P.                               $    4,227,978    $    6,261,269         13.63%          13.63%
   $5,000,000 original capital commitment
   .663% limited partnership interest

   Fenway Partners Capital Fund II, L.P.                             4,204,547         5,364,191         11.68%          11.68%
   $5,000,000 original capital commitment
   .550% limited partnership interest

   Parthenon Investors, L.P.                                         2,537,396         2,541,149          5.53%           5.53%
   $3,500,000 original capital commitment
   .990% limited partnership interest

   Thomas H. Lee Equity Fund IV, L.P.                                2,392,275         2,441,461          5.32%           5.32%
                                                                --------------    --------------       --------        --------
   $10,000,000 original capital commitment
   .342% limited partnership interest

       Total Medium Corporate Restructuring                         13,362,196        16,608,070         36.16%          36.16%
                                                                --------------    --------------       --------        --------

Sector Focused:
   First Reserve Fund VIII, L.P. (C)                                 2,233,189         3,027,000          6.59%           6.59%
   $5,000,000 original capital commitment
   .616% limited partnership interest

   Providence Equity Partners III, L.P.                                151,881           176,004          0.38%           0.38%
   Providence Equity Offshore Partners III, L.P.                        29,662             5,593          0.01%           0.01%
   $3,500,000 original capital commitment                       --------------    --------------       --------        --------
   .372% limited partnership interest                                  181,543           181,597          0.39%           0.39%
                                                                --------------    --------------       --------        --------


   VS&A Communications Partners III, L.P.                            1,164,819         1,080,096          2.35%           2.35%
                                                                --------------    --------------       --------        --------
   $3,000,000 original capital commitment
   .293% limited partnership interest

       Total Sector Focused                                          3,579,551         4,288,693          9.33%           9.33%
                                                                --------------    --------------       --------        --------

Small Corporate Restructuring:
   American Securities Partners II, L.P.                             1,253,121         1,037,363          2.26%           2.26%
   $5,000,000 original capital commitment
   1.429% limited partnership interest

   Sentinel Capital Partners II, L.P.                                1,055,771         1,036,882          2.26%           2.26%
   $5,000,000 original capital commitment
   3.973% limited partnership interest

   Washington & Congress Capital Partners, L.P.
   (f/k/a Triumph Partners III, L.P.)                                1,519,104         1,197,191          2.61%           2.61%
                                                                --------------    --------------       --------        --------
   $5,000,000 original capital commitment
   .831% limited partnership interest

       Total Small Corporate Restructuring                           3,827,996         3,271,436          7.13%           7.13%
                                                                --------------    --------------       --------        --------

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2006

                                                                                                      Fair Value      Fair Value
                                                                    Principal                            % of            as a
                                                                     Amount/                         Shareholders'       % of
                                                                      Cost          Fair Value          Equity          Net Assets

Venture Capital:
   Alta California Partners II, L.P.                            $    1,800,028    $    1,743,837          3.80%           3.80%
   $4,000,000 original capital commitment
   1.783% limited partnership interest

   Atlas Venture Fund IV, L.P.                                         226,296           219,409          0.48%           0.48%
   $1,540,000 original capital commitment
   .381% limited partnership interest

   Bedrock Capital Partners I, L.P. (D)                                298,754           291,561          0.63%           0.63%
   $5,000,000 original capital commitment
   4.189% limited partnership interest

   Sprout Capital VIII, L.P.                                         1,186,032         1,186,567          2.58%           2.58%
                                                                --------------    --------------       --------        --------
   $5,000,000 original capital commitment
   .667% limited partnership interest

       Total Venture Capital                                         3,511,110         3,441,374          7.49%           7.49%
                                                                --------------    --------------       --------        --------

Total Indirect Investments  (E) (F)                                 30,255,833        35,876,150         78.11%          78.11%
                                                                --------------    --------------       --------        --------

Total Portfolio Investments                                     $   33,304,533    $   38,631,150         84.11%          84.11%
                                                                ==============    ==============       ========        ========

     (A) In August 2005, the Trust sold its investment in Hanley-Wood LLC to JP Morgan Partners, for $6,374,074. In connection with the sale, the Trust received cash payments of $6,265,776 including $5,922,019 for the Trust's interest in VS&A HW Holdings, LLC, $200,527 representing repayment of principal on the 13.25% senior note and PIK interest and $143,230 for the Hanley-Wood warrants held by the Trust. The Trust also received $13,285 of accrued interest on the senior note. Additionally, in connection with the sale, $452,055 were placed into escrow. After a reserve on the escrow balance of $226,028, the sale resulted in a realized gain of $3,244,149.

     (B) In May 2005, the Trust received an in-kind distribution from Hicks, Muse, Tate & Furst Equity Fund IV, L.P of 10,870 common shares of Clear Channel valued at $355,197, with a cost of $485,075. Such shares were sold in June 2005, resulting in a realized loss of $165,177.

     (C) In April 2005, the Trust received an in-kind distribution from First Reserve Fund VIII, L.P. of 18,505 common shares of TransMontaigne Inc. valued at $130,830, with a cost of $97,891. Such shares were sold in May 2005, resulting in a realized gain of $32,257.

     (D) In June 2005, the Trust received an in-kind distribution from Bedrock Capital Partners I, L.P. of 29,471 common shares of Arbinet valued at $373,987, with a cost of $318,876. Such shares were sold in July 2005, resulting in a realized loss of $136,658.

     (E) In June 2005, the Trust received escrow proceeds of $25,653 from the June 2004 acquisition of HCS Holdings Inc., by Praxair Heathcare Services of which $18,946 was initially held as escrow receivable. The additional proceeds of $6,707 resulted in a realized gain for the fiscal year ended March 31, 2006.

(F) For the year ended March 31, 2006, the Trust wrote-off a portion of the cost of the following Indirect Investments, realizing a loss of $12,070,000:

        Alta California Partners II, L.P.                                   $   2,000,000
        Atlas Venture Fund IV, L.P.                                               160,000
        Bedrock Capital Partners I, L.P.                                        1,900,000
        Hicks, Muse, Tate & Furst Equity Fund IV, L.P.                          1,900,000
        Hicks, Muse, Tate & Furst Latin America Fund, L.P.                        500,000
        Providence Equity Partners III, L.P.                                      383,299
        Providence Equity Offshore Partners III, L.P.                              66,701
        Sprout Capital VIII, L.P.                                                 600,000
        Thomas H. Lee Equity Fund IV, LP                                        1,600,000
        Washington & Congress Capital Partners, L.P.                            1,700,000
       VS&A Communication Partners III, LP                                        800,000
        Sentinel Capital Partners II, L.P.                                        460,000
                                                                            -------------
                                                                   Total   $   12,070,000

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
For the Five Years Ended March 31, 2006

The following per share data and ratios have been derived from information provided in the financial statements.

Increase (Decrease) in Net Asset Value

Per Share Operating
   Performance:                                2006                2005              2004             2003               2002
   ------------                         ----------------     --------------     ---------------  -------------     ---------------

Net asset value, beginning of
    year                                $       683.89     $       719.12   $         790.91    $       972.20    $       1,197.53
                                        --------------     --------------   ----------------    --------------    ----------------

Net investment loss                              (7.37)            (10.90)            (14.05)           (15.12)             (11.27)
Net change in net assets from
    Portfolio Investments                       106.19             151.67              27.26           (125.17)            (114.06)
                                        --------------     --------------   ----------------    --------------    ----------------
Net increase (decrease) in net
    assets resulting from operations             98.82             140.77              13.21           (140.29)            (125.33)
                                        --------------     --------------   ----------------    --------------    ----------------

Cash distributions: (A)
       Return of capital                       (188.43)            (93.96)            (45.04)           (23.23)                 (0)
      Gain                                     (171.57)            (82.04)            (39.96)           (17.77)            (100.00)
                                        --------------     --------------   ----------------    --------------    ----------------
                                               (360.00)           (176.00)            (85.00)           (41.00)            (100.00)
                                        --------------     --------------   ----------------    --------------    ----------------

Net asset value, end of year            $       422.71     $       683.89   $         719.12    $       790.91    $         972.20
                                        ==============     ==============   ================    ==============    ================

Total investment return                        14.45%            19.58%               1.67%           (14.43%)            (10.47%)
                                        =============      ============     ===============     =============     ===============


Ratios to Average Net Assets:

Expenses                                        2.22%             2.09%               2.26%             2.09%               1.63%
                                        =============      ============     ===============     =============     ===============

Net investment loss                            (1.43%)           (1.58%)             (1.89%)           (1.70%)             (1.05%)
                                        =============      ============     ===============     =============     ===============

Supplemental Data:

Net assets, end of year                 $   45,931,250    $    74,311,339   $      78,139,219  $    85,940,464    $   105,638,574
                                        ==============    ===============   =================  ===============    ===============

Portfolio turnover                              2.91%             1.69%               1.68%             0.13%             0.09%
                                        =============     =============     ===============     =============     =============


     (A) The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.


The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       Organization and Purpose

     The Pacific Corporate Group Private Equity Fund (the "Trust") is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 ("Commencement of Operations"), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

     Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the "Adviser Trustee"), manages the investment policies and operations of the Trust. The Adviser Trustee and four individuals (the "Individual Trustees"), three of whom are non-interested persons as defined in the Investment Company Act of 1940 (the "Independent Trustees"), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the "Trustees."

     The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments"). The Trust makes certain Indirect and Direct Investments through PEF Indirect, LLC and PEF Direct, Inc., wholly owned subsidiaries of the Trust. The Trust's financial statements are consolidated to include the financial statements of PEF Indirect, LLC and PEF Direct, Inc.

     The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees, for up to three additional one-year periods.

2.       Summary of Significant Accounting Policies

     Valuation of Investments - Short-term investments are valued at amortized cost, which approximates market.

     Portfolio investments are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees. In determining the fair value of the Trust's Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments. The valuations provided by the general partners of such investments are reflected by the fair value of the Trust's capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust's allocated share of the Indirect Investment's profits and losses, including unrealized profits and losses. Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity's cash position. The Trust's capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee. In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

     The fair value of the Trust's Direct Investments and securities received from Indirect Investments ("Distributed Investments") are determined as follows:
(i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date, (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation. Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company's securities, the company's earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

     The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

     The Trust's Direct Investments are restricted as to resale. Additionally, the Trust's Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

     Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

     Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust's ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

     (i) covenant breaches by the relevant company or investment fund; (ii) departures of key members of management; (iii) bankruptcy or restructuring of the company or investment fund; (iv) an investment has been valued below cost for one year or longer; or (v) investments that are the subject of write-downs of value during the current quarter.

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

     Currency Risk - Although the majority of the Trust's investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust's assets which are denominated in currencies other than the U.S. dollar.

     Income Taxes - The Trust is treated as a partnership for income tax purposes. As such, no provision for income taxes has been made since all income and losses are allocable to the shareholders for inclusion in their respective tax returns.

     Reclassification - Certain prior year amounts have been reclassified to agree with the current year presentation.


3.       Shareholders' Equity

     In connection with the original issuance of 108,659.8075 shares of beneficial interest (the "Shares") of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee. The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

4.       Allocation of Net Income and Net Loss

     Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

     Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust's aggregate net income, from Direct Investments, other than "pari passu co-investments" (as described below), and 15% of the aggregate net income from "pari passu co-investments". For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments. The remaining 80% and or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all shareholders including the Adviser Trustee, pro rata based on Shares held.

     "Pari passu co-investments" refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

5.       Related Party Transactions

     The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses. Such fee is determined and payable quarterly in advance. The management fee is reduced by 100% of directors' fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.

     Each Independent Trustee receives a $12,500 annual fee, payable quarterly, $625 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,125 annual fee, payable quarterly, and $300 for each Audit Committee meeting attended.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

     The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust. Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

     Effective April 1, 2006, the compensation for each Independent Trustee was increased by approximately 15%. The Independent Chairman's compensation was increased by an additional $4,000 in recognition of the additional services provided by this Trustee.

     Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information - Individual Trustees.

6.       Investment Commitments

     As of March 31, 2006, the Trust had unfunded investment commitments of approximately $4.6 million.

7.       Cash Distributions

     During fiscal year 2006 the Trust made cash distributions to shareholders totaling $39,117,532, of which the Beneficial Shareholders received $38,937,532, or $360 per share of beneficial interest in the Trust, and the Adviser Trustee received $180,000. The breakdown of the distributions between return of capital and gain is $188.43 and $171.57 per share, respectively. The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.

     Cumulative distributions made through March 31, 2006 total $84,863,312, of which the Beneficial Shareholders received $84,472,812, or $781.00 per Share and the Adviser Trustee received $390,500.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION

1.       Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.


 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund
                                                                                           Complex
                                                   Term of                               Overseen by
                                                 Office and                              Director or     Other Directorships
                               Position Held      Length of      Principal Occupation    Nominee for     Held by Director or
    Name, Address and Age        with Fund       Time Served     During Past 5 Years       Director     Nominee for Director
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
    Christopher J. Bower
    1200 Prospect Street,                                          Chief Executive
          Suite 200            President and                     Officer and Founder
     La Jolla, CA 92037          Individual      Indefinite,     of Pacific Corporate
           Age 48                 Trustee        Since 1998           Group LLC               1                 None
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
                                                                Ivadelle and Theodore
                                                                 Johnson Professor of
       Alan C. Shapiro                                           Banking and Finance                      Remington Oil and
    1200 Prospect Street,                                          at the Marshall                        Gas Corp. (NYSE),
          Suite 200                                              School of Business,                        and Advanced
     La Jolla, CA 92037         Independent      Indefinite,        University of                         Cell
           Age 60                 Trustee        Since 1998      Southern California          1         Technology
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
                                                                                                               Brandes
                                                                                                         International Fund,
                                                                                                            Sycuan Funds,
                                                                                                           Forward Funds,
                                                                                                           Wilshire Target
                                                                                                           Funds, and as a
                                                                                                           trustee of RREEF
    DeWitt F. Bowman (1)                                                                                 America REIT, RREEF
    1200 Prospect Street,                                                                               America III REIT and
          Suite 200                                                                                      the Pacific Gas and
     La Jolla, CA 92037         Independent      Indefinite,     Principal of Pension                     Electric Nuclear
           Age 75                 Chairman       Since 1998     Investment Consulting         1         Decommissioning Trust
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------
        Ronald Pelosi
    1200 Prospect Street
          Suite 200
     La Jolla, CA 92037         Independent      Indefinite,    President of Trenholm
           Age 71                 Trustee        Since 2003           Associates              1                 None
 ----------------------------- ---------------- --------------- ------------------------ -------------- -----------------------

     (1) Effective November 17, 2005, Mr. Bowman was elected Independent Chairman of the Board of Trustees.

2.       Proxy Voting

     The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own. A description of the Adviser Trustee's proxy voting policies and procedures is available without charge, by contacting Ms. Samantha Sacks, Director of Finance and Accounting, at (858) 456-6000 and on the Securities and Exchange Commission's (the "Commission") website at http://www.sec.gov (in the Trust's annual report on Form N-CSR for the year ended March 31, 2005).

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION, continued

     The Trust's proxy voting record is available without charge by contacting Ms. Samantha Sacks, Director of Finance and Accounting, at (858) 456-6000 and on the Commission's website at http://www.sec.gov (in the Trust's annual report on Form N-PX for the twelve month period ended June 30, 2005).

3. Form N-Q

     The Trust's Form N-Q, filed semi-annually with the Commission for the period ending on June 30 and December 31 of each year, includes a listing of the Trust's portfolio investments as of the end of such periods. The Trust's Form N-Q is available, without charge, by contacting Ms. Samantha Sacks, Director of Finance and Accounting, at (858) 456-6000 and on the Commission's website at http://www.sec.gov. Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

4.       Continuation of Management Arrangements

     The Board of Trustees of the Trust, including a majority of the Independent Trustees, has the responsibility under the Investment Company Act to approve the Trust's proposed Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation.(1) At a meeting held in person on May 18, 2006, the Management Agreement with Pacific Corporate Group LLC, the Fund's management company and adviser trustee ("PCG"), was discussed and was unanimously continued for a one-year term by the Trust's Board, including the Independent Trustees. At such meeting, the Board, including the Independent Trustees, also approved Articles IV and VI of the Trust's Second Amended and Restated Declaration of Trust (the "Declaration of Trust"), which Articles set forth certain management powers of, and the payment of certain fees (as described below) to, PCG as adviser trustee of the Trust. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

     In considering whether to continue the Trust's Management Agreement and other management arrangements, the Board reviewed materials provided by PCG, Trust counsel and independent counsel, which included, among other things, (i) fee information of other comparable funds-of-funds ("Comparable Funds"), (ii) a profitability analysis of PCG in providing services under the Management Agreement and information regarding PCG's financial condition, (iii) information regarding PCG's performance and (iv) memoranda outlining the legal duties of the Board. The Board also met with investment management personnel from PCG. The Board considered factors relating to both the selection of the manager and the approval of the management fee when reviewing the Management Agreement and other management arrangements. In particular, the Board considered the following:



-------------
     (1) The Trust's shareholders most recently approved the Management Agreement at a special meeting held in August 2001 in connection with the acquisition of ownership interests in PCG by several members of PCG's management.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (UNAUDITED), continued

     (i) The nature, extent and quality of services to be provided by PCG. The Trustees reviewed the services that PCG provides to the Trust, including, but not limited to, providing (i) ongoing monitoring and information regarding the Trust's investments, (ii) a well developed due diligence process for any follow-on investment opportunities, (iii) well established risk management policies and (iv) pro-active monitoring, reporting and valuation mechanisms. The Board considered PCG's ability to continue to perform the services required of it by the Trust, including PCG's financial condition and whether PCG had the financial and other resources necessary to continue to carry out its functions under its management arrangements with the Trust. The Trustees also discussed with officers of the Trust and PCG the amount of time PCG dedicated to the Trust during the previous year. Additionally, the Trustees considered the services provided by PCG to other funds and investment vehicles that it manages.

     The Board noted that as a limited life private equity fund registered under the Investment Company Act investing in Direct Investments and Indirect Investments (as each term is defined above in Note 1 to the Trust's financial statements), the Trust was a somewhat unique investment vehicle. It was noted that PCG had developed reporting, valuation and other procedures that were customized to the needs of the Trust. It was also noted that PCG had expertise in administering such procedures. The Board also noted the robust compliance program of PCG as well as PCG's role in developing the Trust's compliance program.

     In addition, the Board considered the size, education, background and experience of PCG's staff. They also took into consideration PCG's quality of service and longevity in the industry. The Board further noted that PCG was responsive to the requests of the Trustees, including requests from the Trust's Independent Chairman, and that PCG had implemented procedures designed to address requests of the Trustees. Lastly, the Trustees reviewed PCG's ability to attract and retain quality and experienced personnel.

The Trustees concluded that the scope of services provided by PCG to the Trust, including compliance with regulatory and tax reporting requirements and investment restrictions, was consistent with the nature, extent and quality of services expected of a manager of an investment vehicle such as the Trust, and that the level of services provided by PCG had not diminished over the past year.

     (ii) Investment performance of the Trust and PCG. The Trustees reviewed the past investment performance of the Trust, both on an absolute basis and as compared to other funds that had invested in similar investments made in the same vintage years, as well as general market indices. The Trustees noted that the Trust had performed satisfactorily, particularly when compared to the performance of other private equity funds that had invested their capital over the same time frame as the Trust.

     The Trustees then reviewed PCG's performance with respect to the funds and other clients for which it provides investment advisory services. In particular, the Trustees reviewed the schedule of rates of return of the co-investments and partnership investments recommended by PCG in which its clients invested for the fourteen-year period ended December 31, 2003, the most recent data available for which schedules were examined by an independent public accounting firm. The Trustees recognized that past performance is not an indicator of future performance, but determined that such information was relevant and found that PCG had the necessary expertise to manage the Trust in accordance with its investment objectives and strategies. The Trustees determined that Trust performance was satisfactory.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (UNAUDITED), continued

     (iii) Cost of the services to be provided and profits to be realized by PCG from the relationship with the Trust. Next, the Trustees considered the cost of the services provided by PCG. As part of their analysis, the Trustees gave substantial consideration to the fees payable to PCG. The Trustees noted that PCG's management fee is determined as a percentage of total capital commitments of the Trust less any distributions of capital and realized investment losses. They further noted that out of its management fee, PCG pays a quarterly shareholder servicing fee to the Trust's placement agent. In addition, the Trustees considered that pursuant to the Trust's Declaration of Trust, PCG is entitled to a potential carried interest in the profits generated by the Trust's Direct Investments. The Trustees noted that PCG is not entitled to a carried interest with respect to the profits generated by the Trust's Indirect Investments.

     In reviewing the management fee, the Trustees considered the management fees of the Comparable Funds. It was noted to the Trustees, however, that many of the Comparable Funds do not make Direct Investments and none of the Comparable Funds is registered under the Investment Company Act. Further, it was noted that unlike the Comparable Funds, the Trust's registration under the Investment Company Act resulted in additional potential liabilities for PCG as well as uncertainty as to the term of the advisory engagement as a result of the Investment Company Act's annual approval requirements. It was also noted that, unlike the Trust, as private funds many of the Comparable Funds likely did not have boards of trustees that the Comparable Funds' managers met with and reported to on a quarterly or more frequent basis. The Trustees also considered that unlike certain of the Comparable Funds, the Trust's shares are held primarily by individuals, generally resulting in greater compliance and administrative costs than may be the case for such Comparable Funds. The Board also noted that several of the Comparable Funds were "specified funds-of-funds" involving investments into a limited number of underlying funds that were specified in the offering documents of the relevant Comparable Funds. In addition, the Trustees considered the fact that PCG receives a carried interest only with regard to Direct Investments while certain of the Comparable Funds receive a carried interest with regard to Indirect Investments. Finally, when comparing the management fees payable by certain of the Comparable Funds with the fee payable by the Trust, it was noted that the management fee payable by the Trust decreased from the prior year and would continue to decrease as a result of the manner in which the fee is calculated (i.e., as a percentage of total capital commitments less any distributions of capital and realized investment losses).

     The Board also considered the fees charged by PCG to the other funds and investment vehicles for which it provides advisory services.

     Based upon the foregoing, the Trustees concluded that PCG's management fee and carried interest entitlement were reasonable, compared to those of the Comparable Funds and the fees charged by PCG to other funds and private equity vehicles for which it provides advisory services, based upon the nature and quality of services provided and the unusual characteristics of the Trust.

     The Trustees also reviewed information regarding the profitability to PCG of its relationship with the Trust and regarding PCG's financial condition. The Board considered the level of PCG's profits and whether the profits were reasonable for PCG. The profitability analysis took into consideration a review of PCG's methodology for determining overhead expenses. These overhead expenses include the payment of all compensation of, and furnishing office space for, officers and employees of the Trust necessary for the operation of the Trust, as well as the compensation of all Trustees who are affiliated persons of PCG or any of its affiliates. Representatives of PCG indicated that the allocation of labor expenses is based upon the time spent on Trust matters. The Trustees found that the profits realized by

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (UNAUDITED), continued

     PCG from its relationship with the Trust were reasonable and consistent with fiduciary duties. The Trustees also found that PCG had the financial resources necessary to continue to carry out PCG's functions under its management arrangements with the Trust.

     (iv) The extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale. An additional factor that the applicable regulations under the Investment Company Act indicate that a board should consider is the extent to which economies of scale would be realized as the Trust grows and whether fees levels would reflect such economies of scale. The Trust's management fee is based upon committed capital as reduced by returns of capital and realized investment losses. In addition, as a limited life vehicle, the Trust has and will continue to return capital to investors over its term and has no present intention of selling additional shares and/or raising additional capital. As a result, the Trustees did not make a determination as to whether economies of scale would be realized as the Trust grows because they determined that such factor is not relevant with respect to the Trust. Because the Trust will not experience any further growth in its capital commitments, it will not realize economies of scale.

     In approving the continuation of the Trust's management arrangements, no single factor was determinative to the decision of the Board. Rather, after weighing all of the reasons discussed above, the Board, including the Independent Trustees, unanimously approved the continuation of the Management Agreement and other management arrangements.

ITEM 2.  Code of Ethics.

     (a) The Pacific Corporate Group Private Equity Fund (the "Registrant") maintains a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. (c) There have been noamendments, during the period covered by this report, to any provisions of the code of ethics that relate to any element of the code of ethics definition enumerated in this Item. (d) The Registrant has not granted any waivers, including an implicit waiver, from any provisions of the code of ethics during the period covered by this report. (e) Not applicable. (f) A copy of the Registrant's code of ethics is attached as an exhibit hereto.

ITEM 3.  Audit Committee Financial Expert.

     The Registrant's Board of Trustees has determined that DeWitt F. Bowman, Ronald Pelosi and Alan C. Shapiro, constituting all of the members of the Registrant's Audit Committee, are "audit committee financial experts" and "independent," as such terms are defined in this Item. This designation will not increase the designees' duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board. The Board believes that each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

ITEM 4.  Principal Accountant Fees and Services.

     Audit Fees (a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $32,500 and $50,204 for the fiscal years ended March 31, 2005 and 2006, respectively.

     Audit-Related Fees (b) There were no audit-related fees billed for the fiscal years ended March 31, 2005 and 2006, respectively, for assurance and related services by the principal accountant that reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item.

     There were no  audit-related  fees billed for the fiscal  years ended March
31, 2005 and 2006, respectively, for assurance and related services by the principal accountant to Pacific Corporate Group LLC ("PCG"), the Registrant's management company and adviser trustee, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, that were reasonably related to the performance of the annual audits of such entities, the engagement of which relate directly to the operations and financial reporting of the Registrant.

     Tax Fees (c) The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $44,050 and $69,375 for the fiscal years ended March 31, 2005 and 2006, respectively. Services rendered included preparation of the Registrant's 2005 and 2006 tax returns and tax advice throughout the years.

     There were no fees billed for the fiscal years ended March 31, 2005 and 2006, respectively, for professional services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, for tax compliance, tax advice and tax planning, the engagement of which relate directly to the operations and financial reporting of the Registrant.

     All Other Fees (d) There were no other fees billed for professional services rendered by the principal accountant for the fiscal years ended March 31, 2005 and 2006, respectively.

     There were no other fees billed for the fiscal years ended March 31, 2005 and 2006, respectively, for services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, the engagement of which relate directly to the operations and financial reporting of the Registrant.

     (e) (1) The Audit Committee Charter of the Registrant requires the Audit Committee to pre-approve all audit services and permissible non-auditing services, including tax services, to be provided to the Registrant and/or PCG, the Fund's management company and adviser trustee, by the Registrant's principal accountant in accordance with the Securities Exchange Act of 1934. The Audit Committee Charter also provides that the Audit Committee may delegate to one or more of its designated members the authority to grant such pre-approvals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

     (e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

        (b) Not applicable.

        (c) Not applicable.

        (d) Not applicable.

        (f) Not applicable.

     (g) The aggregate non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant, and rendered to PCG, the Registrant's management company and adviser trustee (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG, that provides ongoing services to the Registrant was $94,798 and $93,720 for the fiscal years ended March 31, 2005 and 2006, respectively.

     (h) The Registrant's Audit Committee has considered and determined that the provision of non-audit services that were rendered to PCG (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. All services provided by the Registrant's principal accountants to the Registrant or PCG, or any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant, that were required to be pre-approved were pre-approved as required.

ITEM 5.               Audit Committee of Listed Registrants.

     The Registrant is not a listed issuer, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, since it does not have any securities listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association. As a result,
Item 5 is not applicable to the Registrant.

ITEM 6.               Schedule of Investments.

     The Registrant's investments in securities of unaffiliated issuers as of March 31, 2006 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.

     Disclosure  of  Proxy  Voting   Policies  and  Procedures  for  Closed  End
Management Investment Companies.

     The Registrant has adopted the proxy voting policies and procedures of PCG as its own. PCG's proxy voting policies and procedures are set forth below.

                           Pacific Corporate Group LLC

                      Proxy Voting Policies and Procedures

                             Updated as of May 2006

I.       TYPES OF ACCOUNTS TO WHICH PCG VOTES PROXIES

     Pacific Corporate Group LLC ("PCG") votes proxies as follows: (i) for each client that has specifically authorized us to vote them in the investment management contract or otherwise; (ii) for each fund for which we act as adviser with the power to vote proxies; and (iii) for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

II.      GENERAL GUIDELINES

     In voting proxies, PCG is guided by general fiduciary principles. PCG's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. PCG attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

III.     HOW PCG VOTES

     Generally, PCG divides proxies into routine matters and non-recurring or extraordinary matters. It is PCG's general policy, absent a particular reason to the contrary, to vote with management's recommendations on routine matters. For non-recurring extraordinary matters, PCG votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, PCG votes on a case-by-case basis in accordance with the General Guidelines set forth above in Section II. PCG divides issues into eleven categories listed below in Section V. In the event the shares that are the subject of a proxy vote are subject to a voting (or similar) agreement, such agreement shall supercede these policies and PCG shall vote the relevant shares in accordance with such agreement.

IV.      CONFLICTS OF INTEREST

     In furtherance of PCG's goal to vote proxies in the best interests of clients, PCG follows procedures designed to identify and address material conflicts that may arise between PCG's interests and those of its clients before voting proxies on behalf of such clients.

(1) Procedures for Identifying Conflicts of Interest.

     PCG relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. PCG employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of PCG with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of PCG's business, and (ii) to bring conflicts of interest of which they become aware to the attention of PCG's Compliance Officer.

B. As noted in Section IV.(2) below, PCG is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of PCG and that have historically accounted for or are projected to account for greater than 1% of PCG's annual revenues.

C. PCG shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below.

     (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. All conflicts of interest  identified  pursuant to the procedures outlined in
Section IV.(1) above must be brought to the attention of PCG's Compliance Officer for resolution.

B. PCG's Compliance Officer will work with appropriate PCG personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PCG's decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with PCG of the type described in Section IV. (1) B. above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. PCG's Compliance Officer shall maintain a written record of all materiality determinations.

C. If it is determined that a conflict of interest is not material, PCG may vote proxies notwithstanding the existence of the conflict.

D. If it is determined that a conflict of interest is material, PCG's Compliance Officer will work with appropriate PCG personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

     o disclosing the conflict to clients and obtaining their consent before voting;

     o suggesting to clients that they engage another party to vote the proxy on their behalf;

     o engage a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

     o such other method as is deemed appropriate under the circumstances given the nature of the conflict.

V.       VOTING POLICY

     These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account where shares are being voted.

(1)  Election of Directors

A. Voting on Director Nominees in Uncontested Elections.

We vote for director nominees.

B. Chairman and CEO is the Same Person.

     We vote against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

     1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: (i) whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; (ii) whether the director has any transactional relationship with the company; (iii) whether the director is a significant customer or supplier of the company; (iv) whether the director is employed by a foundation or university that received grants or endowments from the company or its affiliates; and (v) whether there are interlocking directorships. 2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.  Stock Ownership Requirements

     We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

F. Director and Officer Indemnification and Liability Protection

     1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

     2. We vote for proposals to limit, and against proposals to eliminate entirely, director and officer liability for monetary damages for violating the duty of care.

     3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only the director's legal expenses would be covered.

G.  Charitable Contributions

     We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

H.  Mandatory Retirement Ages

     We vote on a case-by-case basis for proposals to set mandatory retirement ages prior to age 80 for directors. We vote for proposals to set a mandatory retirement age of 80 for directors.

(2)  Proxy Contests

A.  Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.

B.   Reimburse Proxy Solicitation Expenses

     We vote on a case-by-case basis against proposals to provide full reimbursement for dissidents waging a proxy contest.

(3)  Auditors

A.  Ratifying Auditors

     We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit and audit-related services and such other non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

(4)  Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

     1. We vote against proposals to classify the board, except in the case of registered, closed-end investment companies.

     2. We vote for proposals to repeal classified boards and to elect all directors annually, except in the case of registered, closed-end investment companies.

B.  Shareholder Ability to Remove Directors

     1. We vote against proposals that provide that directors may be removed only for cause, except in the case of registered, closed-end investment companies.

     2. We vote for proposals to restore shareholder ability to remove directors with or without cause, except in the case of registered, closed-end investment companies.

     3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies, except in the case of registered, closed-end investment companies.

     4. We vote for proposals that permit shareholders to elect directors to fill board vacancies, except in the case of registered, closed-end investment companies.

C.  Cumulative Voting

     1. We vote against proposals to eliminate cumulative voting.

     2. We vote for proposals to permit cumulative voting if there is an indication of a gap in the company's corporate governance.

D.  Shareholder Ability to Call Special Meetings

     1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings, except in the case of registered investment companies.

     2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder  Ability  to Act by  Written  Consent

     1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

     2. We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder  Ability  to  Alter  the  Size of the  Board

     1. We vote for proposals that seek to fix the size of the board.

     2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

(5)  Tender Offer Defenses

A.  Poison Pills

     1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     2. We vote on a case-by-case basis for shareholder proposals to redeem a company's poison pill.

     3. We vote on a case-by-case basis management proposals to ratify a poison pill.

B.  Fair Price Provisions

     1. We vote  for  fair  price  proposals,  as long as the  shareholder  vote
requirement   embedded  in  the   provision  is  no  more  than  a  majority  of
disinterested shares.

     2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Greenmail

     1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. We vote on a case-by-case basis for anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.  Unequal Voting Rights

     1. We vote against dual class exchange offers.

     2. We vote against dual class re-capitalization.

E.  Supermajority  Shareholder  Vote  Requirement  to Amend the  Charter or
Bylaws

     1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments, except in the case of
registered,   closed-end  investment  companies.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.  Supermajority  Shareholder  Vote  Requirement to Approve
Mergers

     1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations, except in the case of registered, closed-end investment companies.

     2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G.  White Squire Placements

     We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)  Miscellaneous Governance Provisions

A.  Confidential Voting

     1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.

     2. We vote for management proposals to adopt confidential voting.

B.  Equal Access

     Except for registered, closed-end investment companies, we vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.  Bundled Proposals

     We vote on a case-by-case basis for bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.  Shareholder Advisory Committees

We vote on a case-by-case basis for proposals to establish a shareholder advisory committee.

(7)  Capital Structure

A.  Common Stock Authorization

     1. We vote on a case-by-case basis for proposals to increase the number of shares of common stock authorized for issue, except as described below. 2. We vote for the approval requesting increases in authorized shares if the company meets certain criteria:

     a) Company has already issued a certain percentage (i.e., greater than 50%) of the company's allotment.

     b) The proposed increase is reasonable (i.e., less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

B.  Stock Distributions: Splits and Dividends

     We vote on a case-by-case basis for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.  Reverse Stock Splits

     We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.  Blank Check Preferred Stock Authorization

We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

     We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

F.  Adjust Par Value of Common Stock

     We vote for management proposals to reduce the par value of common stock.

G.  Pre-emptive Rights

     1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

     a) size of the company.

     b) characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

     c) percentage of the rights offering (rule of thumb less than 5%).

     2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

H. Debt Restructuring We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

I. Share Repurchase Programs We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

(8)  Executive and Director Compensation

     In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. Shareholder Proposals to Limit Executive and Director Pay

     1. We vote on a case-by-case basis for all shareholder proposals that seek additional disclosure of executive and director pay information.

     2. We vote on a case-by-case basis for all other shareholder proposals that seek to limit executive and director pay. We have a policy of voting to limit the level of options and other equity-based compensation arrangements available to management to limit shareholder dilution and management overcompensation. We would vote against any proposals or amendments that would cause the available awards to exceed a threshold of 10% of outstanding fully diluted shares, i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans exceeds 10% of fully diluted shares. We also review the annual award as a percentage of fully diluted shares outstanding.

B.  Golden Parachutes

     1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

     2. We vote on a case-by-case basis all proposals to ratify or cancel golden parachutes.

C. Employee Stock Ownership Plans (ESOPs)

     We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

     We vote for proposals to implement a 401(k) savings plan for employees.

(9)  State/Country of Incorporation

A. Voting on State Takeover Statutes We vote on a case-by-case basis for proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Re-incorporation Proposals We vote on a case-by-case basis for proposals to change a company's state or country of incorporation.

(10)  Mergers and Corporate Restructuring

A.  Mergers and Acquisitions

     We vote on a case-by-case basis for mergers and acquisitions.

B. Corporate Restructuring We vote on a case-by-case basis for corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

C.  Spin-offs

     We vote on a case-by-case basis for spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

     We vote on a case-by-case basis for asset sales.

E.  Liquidations

     We  vote  on  a  case-by-case   basis  for  liquidations   after  reviewing
management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.  Appraisal Rights

     We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

     We vote on a case-by-case basis for changing the corporate name.

(11)  Social and Environmental Issues

     In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

     1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     2. the percentage of sales, assets and earnings affected;

     3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; 4. whether the issues presented should be dealt with through government or company-specific action;

     5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

     6. whether the company's analysis and voting recommendation to shareholders is persuasive;

     7. what other companies have done in response to the issue;

     8. whether the proposal itself is well framed and reasonable; 9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

     10. whether the subject of the proposal is best left to the discretion of the board.

     The voting policy guidelines set forth in this Section V may be changed from time to time by PCG in its sole discretion.

VI. RECORD KEEPING AND OVERSIGHT

     PCG shall maintain the following records relating to proxy voting:

     o a copy of these policies and procedures;

     o a copy of each proxy form (as voted);

     o a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

     o documentation relating to the identification and resolution of conflicts of interest;

     o any documents created by PCG that were material to a proxy voting decision or that memorialized the basis for that decision; and

     o a copy of each written client request for information on how PCG voted proxies on behalf of the client, and a copy of any written response by PCG to any (written or oral) client request for information on how PCG voted proxies on behalf of the requesting client.

     Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in PCG's office.

     In addition with respect to proxy voting records for The Pacific Corporate Group Private Equity Fund or any other fund registered under the Investment Company Act of 1940, PCG shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

     In lieu of keeping copies of proxy statements, PCG may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
-----------------

     Disclosure regarding PCG's proxy voting policies and procedures will be included in Schedule F of its Form ADV.
-----------------

     These Proxy Voting Policies and Procedures will be reviewed on an annual basis.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Introductory Note

     The Registrant is a Delaware business trust that was formed on September 22, 1997 and completed the initial offering of its shares in a private placement to accredited investors and began operations on February 9, 1998. The Registrant is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Registrant's Board of Trustees, for up to three additional one-year periods.

     The objective of the Registrant is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Registrant seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of private equity funds ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments"). PCG receives a management fee based on total capital commitments of the Registrant, less distributions of capital and realized investment losses, and may receive a performance-based fee only with respect to profits, if any, generated by Direct Investments.

     The Registrant has fully invested or committed for investment all of its capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies. The Indirect Investments are illiquid and typically have terms of ten to fifteen years and the Registrant has never disposed of an Indirect Investment. Similarly, the Registrant's Direct Investments are long-term, illiquid private investments. The Registrant notes that its roster of portfolio investments has not changed since January 2004, other than for the deletion of one Direct Investment that was written off and four other Direct Investments that were disposed of, and the change in a name of one Indirect Investment.

     In light of the foregoing, the day-to-day management of the Registrant's portfolio by the portfolio manager generally consists of monitoring and analyzing the performance of both the Indirect Investments and Direct Investments of the Registrant. PCG has an internal Indirect Investment Committee and a Direct Investment Committee, and the portfolio manager provides information to such Committees with respect to the status of the Registrant's Indirect Investments and Direct Investments, as the case may be.

Portfolio Manager

     As of the date of this annual report on Form N-CSR, Kara King, a Director of PCG and a member of PCG's Indirect Investment Committee, is primarily responsible for the day-to-day management of the Registrant's portfolio. Prior to joining PCG in 1998, Ms. King was a retirement plan consultant with U.S. Pension Services and was responsible for plan design, administration and IRS required compliance.

Other Accounts Managed

     As of March 31, 2006, Ms. King also was primarily responsible for the day-to-day management of one unregistered pooled investment vehicle. As of September 30, 2005 (the most recent date as of which data is available), such vehicle had a total of approximately $36.0 million in assets. The management fee for such vehicle is similar to that of the Registrant, including a performance-based fee only with respect to profits, if any, generated by the vehicle's Direct Investments, which Direct Investments account for approximately $135,000 of the vehicle's assets as of such date. Similar to the Registrant, such vehicle has fully invested or committed for investment all of its capital available for investment.

     As of March 31, 2006, Ms. King was not responsible for the day-to-day management of any other registered investment company or any other account.

Potential Material Conflicts of Interest

     Real, potential or apparent conflicts of interest generally may arise in the context of a portfolio manager's management of multiple accounts on behalf of PCG under several circumstances, including that such accounts may have similar investment objectives or strategies. As such, an investment opportunity may be suitable for more than one account, but may not be available in sufficient quantities to allow all accounts to fully participate. Similarly, given the illiquid nature of the investments generally made by PCG on behalf of its clients, there would be limited opportunity to sell an investment held by multiple accounts for all such accounts. In addition, there may be an incentive to favor accounts for which the advisory fee is based on performance, or for which PCG is entitled to share in the profits generated by certain of an account's investments.

     However, as indicated above, the Registrant and the other pooled investment vehicle managed by Ms. King have fully invested or committed for investment all of their respective capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies. Moreover, as previously noted, the Registrant's roster of portfolio investments had limited changes since January 2004. As of March 31, 2006, the Registrant held only two remaining Direct Investments. With regard to its Indirect Investments (where the Registrant has no role in whether underlying portfolio investments are bought or sold) the Registrant presently anticipates that it will hold such investments until the underlying managers dispose of the portfolio investments and wind-up the operations of the Indirect Investments. As a result, the real, potential or apparent conflicts of interest that would arise in connection with Ms. King's management of the Registrant's investments, on the one hand, and the investments of the pooled investment vehicle, on the other hand, are remote.

     Notwithstanding the foregoing, PCG has implemented procedures as part of its investment process which are designed in part to identify and address conflicts of interest. Specifically, each investment or follow-on investment that PCG reviews on behalf of a client is subject to an in-depth review by PCG's Indirect Investment Committee or Direct Investment Committee, as the case may be. The investment professional preparing a write-up on a proposed investment is required to identify for the applicable Committee any known existing or potential conflicts of interest with regard to such investment, including any allocation issues among PCG clients. Such conflicts would then be reviewed and addressed by the applicable Committee. As a result, to the extent a follow-on investment is contemplated for the Registrant, such procedures would be implemented.

     Moreover, in accordance with the conditions of an exemptive order issued by the Securities and Exchange Commission to the Registrant (the "Order"), the Registrant is prohibited from making a co-investment or follow-on investment with other funds and accounts managed by PCG prior to approval by the Registrant's Board of Trustees, and under the terms of the Order, investments may only be made by the Registrant on the same terms as such other funds and accounts. Further, the Order requires the quarterly review by the Board of information relating to co-investments made by other funds and accounts managed by PCG, including transactions in which the Registrant declined to participate.

     Finally, it should be noted that as a registered investment adviser, PCG has in place a compliance program containing multiple policies and procedures designed to identify and address various conflicts of interest that may arise in the course of PCG's business.

Compensation Structure

     As of March 31, 2006, Ms. King's compensation included a base salary fixed from year to year on a competitive level, taking into account Ms. King's experience, expertise and responsibilities. Ms. King also is eligible to receive an annual cash performance bonus, which may account for a significant portion of total compensation. The awarding of a performance bonus is based upon the achievement of PCG's business objectives as a whole and on Ms. King's individual performance. Ms. King's performance is evaluated annually by senior members of management as well as by employees working directly for Ms. King. Annual base salary amounts as well as performance bonus amounts are determined by senior members of management, and approved by PCG's Board of Directors. Ms. King also is eligible to participate in broad-based plans offered generally to employees of PCG, including broad-based retirement, 401(k), health and other employee benefit plans.

     Ms. King's compensation is not based on the performance of the Registrant or the pooled investment vehicle she manages.

Ownership of Securities

     As of March 31, 2006, Ms. King did not own any shares of the Registrant.


ITEM 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable to the Registrant for the following reasons: (i) the Registrant's securities are not registered pursuant to Section 12 of the Securities Exchange Act of 1934 and (ii) neither the Registrant nor any affiliated purchaser has made any purchases of the Registrant's securities during the period covered by this report.

ITEM 10. Submissions of Matters to a Vote of Security Holders.

     The Registrant's Nominating Committee Charter provides that shareholders of the Registrant who wish to recommend a nominee to the Registrant's board should send nominations to the attention of the Secretary of the Registrant (1200
Prospect Street, Suite 200, La Jolla, California 92037) which includes biographical information and sets forth the qualifications of the proposed nominee. The Secretary will then forward the nominations to the Nominating Committee.

ITEM 11.          Controls and Procedures.

     (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.          Exhibits.

     (a) (1) Exhibit 99 (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

     (a) (2) Exhibit 99 (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act.

     (a) (3) Not applicable.

     (b) Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Pacific Corporate Group Private Equity Fund
                  --------------------------------------------------------------
By:/s/  Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date:  June 8, 2006



     Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/  Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date:  June 8, 2006



By:/s/  Samantha Sacks

Samantha Sacks
Vice President, Treasurer and Secretary/Principal
Financial Officer

Date:  June 8, 2006